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[20 Madison Avenue Extension, P.O. Box 5555                                                       [(RIVERSOURCE(SM) ANNUITIES LOGO)]
Albany, NY 12205-0555]
[RIVERSOURCE FLEXCHOICE SELECT]
VARIABLE ANNUITY APPLICATION
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

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1. CONTRACT OWNER NAME (First Middle Initial, Last)              SEX   [ ] M [ ] F
______________________________________________________________   CITIZENSHIP   [ ] U.S [ ] Other (Country) __________________
ADDRESS (Physical address required No PO Box)                    DATE OF BIRTH (MM/DD/YY) ____________________ AGE __________
______________________________________________________________   SOCIAL SECURITY NUMBER (Taxpayer Identification Number)
(City, State Zip)                                                ___________________________________
______________________________________________________________   (SSN/TIN for this contract owner will be used for tax reporting
MAILING ADDRESS IF DIFFERENT FROM PHYSICAL ADDRESS (Optional)    purposes unless otherwise indicated in Section 8 Remarks and
______________________________________________________________   Special Instructions)
                                                                 HOME TELEPHONE NUMBER (__________) _________________________
                                                                 E-MAIL ADDRESS _____________________________________________

1A. JOINT OWNER NAME (First, Middle Initial, Last)
______________________________________________________________   SEX   [ ] M [ ] F
ADDRESS (Physical Address Required - No PO Box)                  CITIZENSHIP   [ ] U.S [ ] Other (Country) __________________
______________________________________________________________   DATE OF BIRTH (MM/DD/YY) ____________________ AGE __________
(City, State Zip)                                                SOCIAL SECURITY NUMBER (Taxpayer Identification Number)
______________________________________________________________   ___________________________________
RELATIONSHIP TO CONTRACT OWNER _______________________________
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2. ANNUITANT NAME (First, Middle Initial, Last)
______________________________________________________________   SEX   [ ] M [ ] F
ADDRESS (Physical address Required No P O Box)                   DATE OF BIRTH (MM/DD/YY) ____________________ AGE __________
______________________________________________________________   SOCIAL SECURITY NUMBER (Taxpayer Identification Number)
(City, State Zip)                                                ___________________________________
______________________________________________________________
MAILING ADDRESS IF DIFFERENT FROM PHYSICAL ADDRESS (Optional for Custodial Accounts)
______________________________________________________________
2A. JOINT ANNUITANT NAME (First, Middle Initial, Last) (FOR 1035 EXCHANGE ONLY)

______________________________________________________________   SEX   [ ] M [ ] F
ADDRESS (Physical Address)                                       DATE OF BIRTH (MM/DD/YY) ____________________ AGE __________
______________________________________________________________   SOCIAL SECURITY NUMBER (Taxpayer Identification Number)
(City, State Zip)                                                ___________________________________
______________________________________________________________
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3. PRIMARY BENEFICIARY (If additional space needed, please provide this information on a separate piece of paper signed and dated by the contract owner)

            NAME                 DATE OF BIRTH     RELATIONSHIP TO ANNUITANT    SOCIAL SECURITY NUMBER      %
            ----               ----------------   ---------------------------   ----------------------   -------
____________________________   ________________   ___________________________   ______________________   _______

____________________________   ________________   ___________________________   ______________________   _______
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3A. CONTINGENT BENEFICIARY (If additional space needed, please provide this information on a separate piece of paper signed and dated by the contract owner)

            NAME                 DATE OF BIRTH     RELATIONSHIP TO ANNUITANT    SOCIAL SECURITY NUMBER      %
            ----               ----------------   ---------------------------   ----------------------   -------
____________________________   ________________   ___________________________   ______________________   _______

____________________________   ________________   ___________________________   ______________________   _______
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4. TYPE OF ANNUITY (check one) [ ] Non-qualified [ ] Traditional Individual   [ ] SEP-IRA [ ] Roth IRA [ ] TSA Rollover
                                                     Retirement Annuity (IRA)

IF IRA (check and complete applicable types)
  Traditional IRA: Amount $______________ for _________ (year)                            Rollover IRA: Amount $_____________
  Traditional IRA: Amount $______________ for _________ (year)                  Trustee to Trustee IRA: Amount $_____________
Roth Contributory: Amount $______________ for _________ (year)                     Roth Conversion IRA: Amount $_____________
Roth Contributory: Amount $______________ for _________ (year)
          SEP-IRA: Amount $______________ for _________ (year)
          SEP-IRA: Amount $______________ for _________ (year)

NOTE: If purchasing an annuity within a tax-deferred retirement plan (i.e. IRA), SECTION 7 MUST also be completed.
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                                                                                                             [RVSL-NY FlexCh Select]
274568-NY                                               Application Continues                                   [274568-NY A (5/07)]
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5. CONTRACT / BENEFIT SELECTION

CONTRACT                         DEATH BENEFIT OPTIONS: MUST SELECT ONE            OPTIONAL BENEFITS: YOU MAY SELECT ONLY ONE. NOT
[ ] FlexChoice L Share           If you and the annuitant are age 79 or younger,   AVAILABLE WITH CONTRACT OPTION C. (Portfolio
    (4 Year Withdrawal Charge)   please make a death benefit selection below. If   Navigator must be selected in box 6.)
                                 no selection is made the death benefit will       SECURESOURCE(SM) GUARANTEED MINIMUM WITHDRAWAL
                                 default to ROP.                                   BENEFIT RIDER (through age 80):
[ ] FlexChoice C Share           [ ] Return of Payment (ROP)                          [ ] Single Life Benefit
    (0 Year Withdrawal Charge)   [ ] Maximum Anniversary Value (MAV)                  [ ] Joint Life Benefit
                                                                                          Spouse Name ______________________________
                                                                                          Sex ____ DOB _________ SSN________________

                                                                                   OR

                                                                                   GUARANTEED MINIMUM ACCUMULATION BENEFIT
                                                                                   RIDER (GMAB):
                                                                                      [ ] Accumulation Protector Benefit(SM)
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6. PURCHASE PAYMENTS Initial Purchase Payment $________________________________
(FOR DCA, SIP, REBALANCING, AND INTEREST SWEEP OPTIONS, COMPLETE THE INVESTMENT OPTIONS FORM.)
Payment Allocation*

___ PORTFOLIO NAVIGATOR (PN) ASSET ALLOCATION
PROGRAM - if elected, must be 100%, unless      [CREDIT SUISSE TRUST                            [OPPENHEIMER
the DCA Fixed Account is also elected.          ___% Commodity Return Strategy Portfolio        ___% Capital Appreciation Fund/VA,
Complete and return the Enrollment Form                                                              Service Shares
(#274643). PN Questionnaire is an optional      DREYFUS VIF                                     ___% Global Securities Fund/VA,
tool for model selection.                       ___% International Equity Portfolio,                 Service Shares
                                                     Service Share Class                        ___% Main Street Small Cap Fund/VA,
FIXED ACCOUNT **                                ___% International Value Portfolio,                  Service Shares
___% RVSL-NY One-Year Fixed Account                  Service Share Class                        ___% Strategic Bond Fund/VA, Service
___% 6 month DCA Fixed Account                                                                       Shares
___% 12 month DCA Fixed Account                 EATON VANCE VT
                                                ___% Floating-Rate Income Fund                  PIMCO VIT
[AIM V.I.                                                                                       ___% All Asset Portfolio, Advisor
___% Capital Appreciation Fund, Series II       FIDELITY(R) VIP                                      Share Class
     Shares                                     ___% Contrafund(R) Portfolio Service Class 2
___% Capital Development Fund, Series II        ___% Investment Grade Bond Portfolio            RIVERSOURCE(SM) VP
     Shares                                          Service Class 2                            ___% Cash Management Fund
___% Global Health Care Fund, Series II         ___% Mid Cap Portfolio Service Class 2          ___% Diversified Bond Fund
     Shares                                     ___% Overseas Portfolio Service Class 2         ___% Diversified Equity Income Fund
___% International Growth Fund, Series II                                                       ___% Emerging Markets Fund
     Shares                                     FRANKLIN TEMPLETON VIP TRUST                    ___% Fundamental Value Fund
                                                ___% Franklin Income Securities Fund -          ___% Global Inflation Protected
ALLIANCEBERNSTEIN VPS                                Class 2                                         Securities Fund
___% Global Technology Portfolio (Class B)      ___% Templeton Global Income Securities         ___% Growth Fund
___% Growth and Income Portfolio (Class B)           Fund - Class 2                             ___% High Yield Bond Fund
___% International Value Portfolio (Class B)    ___% Templeton Growth Securities Fund -         ___% Income Opportunities Fund
                                                     Class 2                                    ___% International Opportunity Fund
AMERICAN CENTURY(R) VP                                                                          ___% Large Cap Equity Fund
___% Mid Cap Value, Class II                    GOLDMAN SACHS VIT                               ___% Mid Cap Value Fund
___% Ultra, Class II                            ___% Mid Cap Value Fund                         ___% S & P 500 Fund
___% Value, Class II                            ___% Structured U.S. Equity Fund                ___% Select Value Fund
                                                                                                ___% Short Duration U.S. Government
COLUMBIA                                        JANUS ASPEN SERIES                                   Fund
___% High Yield Fund, Variable Series,          ___% Large Cap Growth Portfolio: Service        ___% Small Cap Value Fund
     Class B                                         Shares
___% Small Cap Value Fund, Variable Series,                                                     VAN KAMPEN LIT
     Class B                                    LEGG MASON PARTNERS VARIABLE                    ___% Comstock Portfolio, Class II
___% Marsico Growth Fund, Variable Series,      ___% Small Cap Growth Portfolio, Class II            Shares
     Class A
___% Marsico International Opportunities        MFS(R)                                          VAN KAMPEN UIF
     Fund, Variable Series, Class B]            ___% Total Return Series - Service Class        ___% Global Real Estate Portfolio,
                                                ___% Utilities Series - Service Class]               Class II Shares
                                                                                                ___% Mid Cap Growth Portfolio,
                                                                                                     Class II Shares

                                                                                                WANGER
                                                                                                ___% International Small Cap
                                                                                                ___% U.S. Smaller Companies]
                                                                                                ------------------------------------
                                                                                                100% MUST BE IN WHOLE NUMBERS AND
                                                                                                     TOTAL 100%

*    Must be whole numbers. Your above payment allocation instructions will remain in effect for any future payments you make until you change your instructions.

**   For [RiverSource FlexChoice C-Share] contracts, purchase payments and transfers may not be made to the RVSL-NY One-Year Fixed
     Account. For other contracts, purchase payments and transfers to the RVSL-NY One-Year Fixed Account are limited as specified in the prospectus and the Contract Data pages.
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                                                                                                             [RVSL-NY FlexCh Select]
274568-NY                                               Application Continues                                   [274568-NY A (5/07)]
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7. IF THIS ANNUITY CONTRACT WILL BE USED TO FUND A TAX-DEFERRED RETIREMENT PLAN, PLEASE READ AND COMPLETE THE INFORMATION REQUESTED

1.   I understand that I am purchasing an annuity that will be used to fund a retirement plan that is tax-deferred under the
     Internal Revenue Code.

2.   I understand that any tax deferral benefits will be provided by the retirement plan, and that my annuity will not provide any necessary or additional tax deferral benefits.

3.   I have reviewed the costs of my annuity (including any mortality and expense risk fees, contract administrative charges, rider charges and withdrawal charges) and have decided that the benefits outweigh the costs for the following reasons (check or list all that apply).

     [ ] Access to multiple investment managers                  [ ] Availability of withdrawal charge waivers for nursing
     [ ] Ability to transfer among multiple investment options       home confinement, hospitalization and terminal illness
         without additional charges                              [ ] Availability of settlement options for retirement income
     [ ] Availability of subaccount transactions without cost        or to simplify taxqualified required minimum distributions
     [ ] Access to dollar-cost-averaging without cost            [ ] Guaranteed lifetime income payout rates
     [ ] Access to asset rebalancing without cost                [ ] Avoiding the cost and delays of probate and estate settlement
     [ ] Death benefit guarantees                                [ ] Access to a guaranteed interest rate in the fixed account
     [ ] Access to enhanced death benefits
     [ ] Access to enhanced living benefits

     Other (list) __________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

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8. REMARKS AND SPECIAL INSTRUCTIONS (including special mailing instructions)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

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9. REPLACEMENT Complete the NY Definition of Replacement form and submit with this application.

Did you answer yes to any of the Definition of Replacement questions?   [ ] Yes   [ ] No

If YES, submit the completed NY replacement forms with this application.

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10. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

I certify, under penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

(1) The number shown on this form is my correct taxpayer identification number, and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

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                                                                                                             [RVSL-NY FlexCh Select]
274568-NY                                               Application Continues                                   [274568-NY A (5/07)]
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11. I/WE AGREE THAT:

1.   All statements and answers given above are true and complete to the best of my/our knowledge and belief.

2.   Only an officer of RiverSource Life Insurance Co. of New York can modify any annuity contract or waive any requirement in this application.

3.   If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in SECTION 8 Remarks and Special Instructions.

4.   I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE VARIABLE ANNUITY.

4.   Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same contract owner, during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.

5.   I/we acknowledge receipt of RiverSource Life Insurance Co. of New York's Privacy Notice.

8.   I/we have read and understood the disclosures if applicable, listed in SECTION 7 above.

9.   If this annuity replaces any existing insurance or annuity, I/we acknowledge receipt of the Variable Annuity Replacement
     Disclosure or equivalent disclosure.

10.  I/we acknowledge receipt of the Product Disclosure.

11.  I/WE UNDERSTAND THAT EARNINGS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE FUND, PORTFOLIO, ACCOUNT OR
     SUBACCOUNT, ARE NOT GUARANTEED AND MAY BOTH INCREASE OR DECREASE.

12.  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION
     REQUIRED TO AVOID BACKUP WITHHOLDING (SEE SECTION 10).

SIGNATURES

Location (City/State) ________________________________________________________   Date ___________________________


X
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Owner Signature/Trustee or Custodian Signature (if Owner is Trust or Custodial account)


X
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Joint Owner (if any) Signature


X                                                    X
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Annuitant Signature (if other than Owner)            Joint Annuitant Signature

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12. AGENT'S REPORT (Type or Print)

To the best of my knowledge, this application [ ] DOES [ ] DOES NOT involve replacement of existing life insurance or annuities.

Agent's Name _____________________________________________________ Agent's Social Security Number __________________________________

Agency Name and Number (if applicable) _____________________________________________________________________________________________

Telephone Number (__________) __________________ Fax Number (__________) _______________________ Sale Location _____________________

E-mail Address ___________________________________________________ Branch Address __________________________________________________

FOR SPLIT COMMISSIONS, AGENT PERCENTAGE OF COMMISSIONS _______________________ (IF BLANK, COMMISSIONS WILL BE SPLIT EQUALLY)
I hereby certify I personally solicited this application; that the application and this report are complete and accurate to the best of my knowledge and belief. If a replacement is occurring, I have provided details -- company, contract number, amount, reason --
under Section 8 Remarks and Special Instructions and have completed any state replacement requirements including any required state replacement forms (and I certify that only insurer approved sales materials were used and copies of all sales material were left with the customer).


X                                                    [For Agent Use Only (check one)
--------------------------------------------------   [ ] Option A   [[ ] Option B]   [[ ] Option C]   [[ ] Option D]   [ ]]
Licensed Agent Signature

ADDITIONAL AGENT INFORMATION

Agent's Name ______________________________________________________ Agent's Social Security Number _________________________________

Agency Name and Number (if applicable) _____________________________________________________________________________________________

Telephone Number (__________) __________________ Fax Number (__________) _______________________ Sale Location _____________________

E-mail Address ___________________________________________________ Branch Address __________________________________________________

FOR SPLIT COMMISSIONS, AGENT PERCENTAGE OF COMMISSIONS _______________________ (IF BLANK, COMMISSIONS WILL BE SPLIT EQUALLY)


X
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Licensed Agent Signature
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                                                                                                             [RVSL-NY FlexCh Select]
274568-NY                                                                                                       [274568-NY A (5/07)]
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